Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of The Certo Group Corp.'s (the "Company") for the quarterly period ended September 30, 2005 (the "Report"), Dominic Certo, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The above certification is given as of the date of the Report and is limited to the periods covered by the Report.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on November 21, 2005.




                                                  /s/ Dominic Certo
                                                     ------------------
                                                     Dominic Certo
                                                     Chief Executive Officer
                                                     and Chief Financial Officer